SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                     ____________

                                       FORM 8-K
                                     ____________





                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                    Date of Report
                                  September 16, 1994



                            Commission file number  1-8948


                                INTELOGIC TRACE, INC.
                (Exact name of registrant as specified in its charter)

                     New York                           74-2368260
          (State or other jurisdiction of          (I. R. S. Employer
          incorporation or organization)          Identification No.)


          Turtle Creek Tower I
          P. 0. Box 400044, San Antonio, Tx.           78229-8415
          (Address of principal executive offices)     (Zip Code)

                                    210-593-5700
                 (Registrant's telephone number, including area code)





          Item 5.  Other Events

          Intelogic Trace, Inc. has announced that Ellen Kipfer has been named vice president of Intelogic Trace's marketing and field support organization headquartered in San Antonio, Texas. She has responsibility for all field support departments that include: business development, logistics, customer support center, implementation, technical support, training, and telecommunications group.








                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELOGIC TRACE, INC.





          Date:  September 16, 1994      By:/Philip D. Freeman
                                             Philip D. Freeman
                                          Senior Vice President,
                                        General Counsel and Secretary